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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report(Date of earliest event reported)     FEBRUARY 5, 2003
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                           CONSULIER ENGINEERING, INC.
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             (Exact name of registrant as specified in its charter)

 FLORIDA                            0-17756                    59-2556878
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(State or other jurisdiction     (Commission                (IRS Employer
  of incorporation)               File Number)              Identification No.)

    2391 OLD DIXIE HIGHWAY,    RIVIERA BEACH,    FLORIDA            33404-5456
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 (Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code    ( 561) 842-2492
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ITEM 5. Other Events

         On February 5, 2003, documents were executed effective December 31, 2002, whereby Consulier Engineering, Inc. transferred seventy (70%) percent of the stock of its wholly owned subsidiary, Southeast Automotive Acquisition Corporation, to Bernardo Davila, President and CEO of Southeast Automotive Acquisition Corporation and Aimee Davila, CFO of Southeast Automotive Acquisition Corporation, in exchange for all of Bernardo Davila's shares in Consulier Engineering, Inc. (45,000). Southeast Automotive Acquisition Corporation issued an installment payment promissory note to Consulier Engineering, Inc. for its pre-existing debt to Consulier Engineering, Inc. which was secured by all of Southeast Automotive Acquisition Corporation's assets, all of Bernardo Davila's and Aimee Davila's stock in Southeast Automotive Acquisition Corporation and Bernardo Davila's and Aimee Davila's unconditional guaranty. Bernardo Davila is no longer an executive officer of Consulier Engineering, Inc.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CONSULIER ENGINEERING, INC.
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                                          (Registant)

                                   /s/ ALAN R. SIMON
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                                   ALAN R. SIMON, SECRETARY